Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

LTX-CREDENCE CORPORATION

EXCHANGE OFFER FOR

ANY AND ALL OF ITS OUTSTANDING

3.5% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE MAY 15, 2010

(CUSIP Nos. 225302 AG 3 and 225302 AH 1)

Pursuant to the Offering Circular dated April 22, 2009

The exchange offer (the “Exchange Offer”), which is being made by LTX-Credence Corporation (“LTXC” or the “Company”), will expire at 5:00 p.m., New York City time, on Wednesday, May 20, 2009, unless the Exchange Offer is extended or earlier terminated by LTXC (such date and time, as may be so extended or earlier terminated, the “Expiration Time”). In order to be eligible to receive the Exchange Offer Consideration (as described below) offered upon tender of LTXC’s 3.5% Convertible Senior Subordinated Notes due May 15, 2010 (“Old Notes”) pursuant to the Exchange Offer, holders of Old Notes (“Holders”) must tender and not withdraw their Old Notes before the Expiration Time.

Old Notes tendered in the Exchange Offer may be withdrawn at any time prior to the Expiration Time.

Completed Letters of Transmittal and any other documents required in connection with tenders of the Old Notes should be directed to the Exchange Agent at the address set forth below.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

By Registered or Certified Mail, Overnight Courier or Hand Delivery:	By Facsimile:	For Information Call:
The Bank of New York Mellon Corporation Corporate Trust Operations Reorganization Unit 101 Barclay Street - 7 East New York, New York 10286 Attn: Mrs. Evangeline R. Gonzales	(212) 298-1915 Attention: Mrs. Evangeline R. Gonzales Confirm by telephone: (212) 815-3738	Mrs. Evangeline R. Gonzales (212) 815-3738

Questions regarding the Exchange Offer, requests for assistance in tendering Old Notes or requests for additional copies of the Offering Circular dated April 22, 2009 (the “Offering Circular”) or this Letter of Transmittal should be directed to the Exchange Agent at the telephone number or the address listed above. Holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION HEREOF VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

This document relates to the Exchange Offer by LTXC to exchange any and all of its outstanding Old Notes for the Exchange Offer Consideration (as described below) upon the terms and subject to the conditions set forth in the Offering Circular, and this letter of transmittal (this “Letter of Transmittal”).

The consideration in the Exchange Offer that each Holder will receive for each $1,000 principal amount of Old Notes validly tendered and accepted for exchange (the “Exchange Offer Consideration”) is:

•	LTXC’s 3.5% Convertible Senior Subordinated Notes due May 15, 2011 (“New Notes”) in the principal amount of $750; plus

•	a cash payment equal to $199.6875; plus

•

a cash payment equal to the accrued and unpaid interest thereon to, but excluding, the settlement date, which amount is expected to be approximately $1.0694, assuming the settlement date of the Exchange Offer is May 26, 2009.

New Notes will be issued only in denominations of $1,000 or an integral multiple thereof. If the Exchange Offer Consideration that a tendering Holder would otherwise be entitled to receive results in a fractional interest in New Notes, meaning that the quotient that results from dividing (a) the aggregate principal amount of the New Notes such Holder would otherwise be entitled to receive by (b) $1,000, is not an integer, then such Holder will be entitled to receive New Notes in an aggregate principal amount equal only to the product of (i) the integral amount of such quotient and (ii) $1,000. In lieu of the fractional amount of such quotient, such Holder will be entitled to an additional cash payment equal to the product of (x) such fractional amount and (y) $798.75. All cash payments will be rounded down to the nearest whole cent.

To preserve the entitlement of beneficial owners of old notes to cash in lieu of fractional new notes pursuant to the exchange offer, DTC participants must submit voluntary offer instructions (VOIs) at the beneficial owner level.

Only Old Notes validly tendered and not validly withdrawn prior to the Expiration Time will be accepted for exchange.

Certain terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

This Letter of Transmittal is to be completed by a Holder desiring to tender Old Notes, unless such Holder is executing the tender through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC before the Expiration Time.

Old Notes tendered may be validly withdrawn at any time prior to the Expiration Time. For a withdrawal of Old Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Time by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Old Notes to be withdrawn, (ii) specify, by CUSIP number, the aggregate principal amount represented by the Old Notes to be withdrawn, (iii) contain a statement that such Holder is withdrawing the election to tender the Old Notes specified in such notice of withdrawal, and (iv) be signed by the Holder of such Old Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to LTXC that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. Any notice of withdrawal must identify, by CUSIP number, the Old Notes to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.

For a description of certain procedures to be followed in order to tender or withdraw Old Notes (through ATOP or otherwise), see the Instructions to this Letter of Transmittal below and “Terms of the Exchange Offer—Procedures for Tendering” and “Terms of the Exchange Offer—Withdrawal of Tenders” in the Offering Circular.

Holders who do not tender their Old Notes prior to the Expiration Time will continue to hold their Old Notes.

To properly complete this Letter of Transmittal, a Holder must:

•	complete the box below entitled “Method of Delivery”;

•	sign the letter of transmittal by completing the box entitled “Please Sign Here”; and

•	complete the Substitute Form W-9 or another appropriate form, as described under “Important Tax Information” below.

OLD NOTES MUST BE TENDERED BY BOOK ENTRY TRANSFER

METHOD OF DELIVERY

PLEASE COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

Principal Amount of Old Notes Being Tendered:

CUSIP No. 225302 AG 3:*

CUSIP No. 225302 AH 1:*

*Must be tendered in denominations of $1,000 principal amount or an integral multiple thereof.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms of the Offering Circular, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, or its nominee, all right, title and interest in and to all Old Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes, with full power of substitution to (i) transfer ownership of such Old Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Offering Circular. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned acknowledges and agrees that a tender of Old Notes pursuant to any of the procedures described in the Offering Circular and in the instructions hereto and an acceptance of such Old Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offering Circular. For purposes of the Offering Circular, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Old Notes if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and when such tendered Old Notes are accepted for exchange by the Company pursuant to the Exchange Offer, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. If the undersigned is tendering Old Notes bearing CUSIP No. 225302 AH 1, the undersigned further represents and warrants that (i) the undersigned is not, and has not been within the past three months, an “affiliate” of the Company, as that term is defined in paragraph (a)(1) of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”) and (ii) a period of at least six months, as determined in accordance with paragraph (d) of Rule 144, has elapsed since the date such Old Notes were most recently acquired from the Company or from an affiliate of the Company and, if acquired by purchase, since the date on which payment of the full purchase price was made.

The undersigned shall indemnify and hold harmless each of the Company and the Exchange Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach by the undersigned of the representations and warranties in the previous paragraph and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

Notwithstanding any other provision of the Offering Circular, the undersigned understands that the Company’s obligation to accept for exchange the Old Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer is subject to, and conditioned upon, the satisfaction of or, where applicable, its waiver of the conditions set forth under “Terms of the Exchange Offer—Conditions of the Exchange Offer” in the Offering Circular. The undersigned understands that the Exchange Offer is not conditioned on the tender of any minimum amount of Old Notes.

The undersigned understands that the Company reserves the right, subject to applicable law, to waive any and all conditions of the Exchange Offer, extend or terminate the Exchange Offer, or otherwise amend the Exchange Offer.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its reasonable discretion, and such determination shall be final and binding.

The undersigned hereby request(s) that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, and be tendered by book-entry transfer, by credit to the account of DTC. The undersigned hereby request(s) that any checks for payment to be made in respect of the Old Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

[Remainder of Page Intentionally Blank]

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders)

Must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of Old Notes on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3.

X

X
Signature(s) of Holder(s)

Dated: , 2009

Name(s):
(Please Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 OR APPROPRIATE OTHER FORM, AS APPLICABLE SIGNATURE GUARANTEE (See Instructions 1 and 3. Place medallion guarantee in the space below)

Name of Eligible Institution Guaranteeing Signature(s):
(Please Print)

Address:
(Include Zip Code)

Authorized Signature:

Name:
(Please Print)

Title:

Area Code and Telephone Number:

Dated: , 2009

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Guarantee of Signatures.

All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Old Notes tendered hereby) or (ii) such Old Notes are tendered for the account of an Eligible Institution. See Instruction 3.

2.	Delivery of Letter of Transmittal.

This Letter of Transmittal is to be used for tenders being made pursuant to the procedures for tenders by book-entry transfer set forth in the Offering Circular under the caption “Terms of the Exchange Offer—Procedures for Tendering.” A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Old Notes delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above prior to the Expiration Time, as it may be extended by the Company. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; and (ii) a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Old Notes delivered by book-entry transfer together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (as defined in the Offering Circular under the caption “Terms of the Exchange Offer—Procedures for Tendering”) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Time, all as described in the Offering Circular under the caption “Terms of the Exchange Offer—Procedures for Tendering.”

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and tenders will be accepted only in principal amounts of $1,000 or integral multiples thereof. By execution and delivery of this Letter of Transmittal (or a facsimile hereof), all tendering Holders waive any right to receive any notice of the acceptance of their Old Notes for payment.

3.	Signatures on Letter of Transmittal.

If any Old Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Old Notes.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4.	Questions and Requests for Assistance or Additional Copies.

Questions regarding the Exchange Offer, requests for assistance in tendering Old Notes or requests for additional copies of the Offering Circular or this Letter of Transmittal should be directed to the Exchange Agent at the telephone number or the address listed on the cover page of this Letter of Transmittal. Holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.

5.	Taxpayer Identification Number.

Please refer below to the Section entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.

FAILURE TO COMPLETE SUBSTITUTE IRS FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

6.	Transfer Taxes.

Holders who tender their Old Notes for exchange in the Exchange Offer generally should not be obligated to pay any transfer taxes. However, if transfer taxes would apply to the Exchange Offer, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to the Company by the tendering Holder, the amount of such transfer taxes will be billed directly to the tendering Holder.

7.	Withdrawal Rights.

Old Notes tendered may be validly withdrawn at any time prior to the Expiration Time. For a withdrawal of Old Notes to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Time by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Old Notes to be withdrawn, (ii) specify, by CUSIP number, the aggregate principal amount represented by the Old Notes to be withdrawn, (iii) contain a statement that such Holder is withdrawing the election to tender the Old Notes specified in such notice of withdrawal, and (iv) be signed by the Holder of such Old Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to LTXC that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. Any notice of withdrawal must identify, by CUSIP number, the Old Notes to be withdrawn, including the name and number of the account at DTC to be credited and otherwise comply with the procedures of DTC. Withdrawals of Old Notes may only be accomplished in accordance with the foregoing procedures.

Old Notes validly withdrawn may thereafter be re-tendered at any time prior to the Expiration Time by following the procedures described in the Offering Circular under “Term of the Exchange Offer—Procedures for Tendering.”

The Company will determine all questions as to the form and validity (including time of receipt) of any notice of withdrawal of a tender, in its reasonable discretion, which determination shall be final and binding. None of the Company, the Exchange Agent, or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal of a tender or incur any liability for failure to give any such notification.

IMPORTANT: THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH AN AGENT’S MESSAGE), AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

IMPORTANT TAX INFORMATION

United States Internal Revenue Service Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this Letter of Transmittal or any document referred to herein is not intended or written to be used, and cannot be used by Holders for the purpose of avoiding penalties that may be imposed on them under the United States Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) Holders should seek advice based on their particular circumstances from an independent tax advisor.

Under the U.S. federal income tax laws, the Exchange Agent will be required to withhold 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended, which is referred to herein as the “Code”) of the amount of any cash payments made to certain Holders pursuant to the Exchange Offer. In order to avoid such backup withholding, each tendering U.S. Holder, and, if applicable, each other payee, must provide the Exchange Agent with such Holder’s or payee’s correct taxpayer identification number and certify that such Holder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a U.S. Holder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the U.S. Holder or payee may be subject to a $50 penalty imposed by the United States Internal Revenue Service. Certain Holders or payees are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign Holder qualifies as an exempt recipient, such foreign Holder or payee must submit a statement, signed under penalty of perjury, on the applicable IRS Form W-8, attesting to that individual’s exempt status. Such forms can be obtained from the Exchange Agent upon request.

Failure to complete the Substitute Form W-9 (or, if applicable, the appropriate IRS Form W-8) will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold 28% (or such other rate specified by the Code) of the amount of any cash payments made pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax, but instead will be allowed as a credit against such Holder’s U.S. federal income tax liability and may entitle the Holder to a refund if the Holder furnishes the required information to the United States Internal Revenue Service.

Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% (or such other rate specified by the Code) of any cash payments made to you pursuant to the Exchange Offer. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

PAYER’S NAME: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

SUBSTITUTE Form W-9 (To be completed by all tendering Holders of Old Notes) (See Instruction 8 and attached Guidelines to Form W-9)

Part I—Please provide the Taxpayer Identification Number (TIN) of the person submitting this Letter of Transmittal in the box at right and certify by signing and dating below. See the Instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Please check appropriate box:

☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership

☐ Limited Liability Company ☐ Other

If Limited Liability Company, enter the tax classification:

(P= Partnership, C=Corporation, D=Disregarded Entity)

Social Security Number OR Employee Identification Number

Part II—TIN Applied For. Check box at right if you are awaiting a Taxpayer Identification Number. ☐

Part III—Exempt Payee. Check box at right if you are an exempt payee. ☐

Certification—Under penalties of perjury, the undersigned hereby certifies the following:

(1)    The Taxpayer Identification Number shown in Part I above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding; (b) I have not been notified by the United States Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the United States Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. citizen or other U.S. person (as defined in the instructions).

Note:   You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature of U.S. person:	Date:
Name:
Address:
(Include Zip Code)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A $50 PENALTY IMPOSED BY THE UNITED STATES INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

PLEASE COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

IN PART II ON SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 28%) of all reportable payments made to me will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining The Proper Identification Number To Give The Payer: Social Security Numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For This Type of Account:	Give the SOCIAL SECURITY Number of:	For This Type of Account:	Give the EMPLOYER IDENTIFICATION Number of:

1. Individual

2. Two or more individuals (joint account)

3. Custodian account of a minor (Uniform Gift to Minors Act)

4. a. The usual revocable savings trust account (grantor is also trustee)

b. So-called trust account that is not a legal or valid trust under state law

5. Sole proprietorship or single-owner LLC

The individual The actual owner of the account or, if combined funds, the first individual on the account[1] The minor[2] The grantor-trustee[1] The actual owner[1] The owner[3]

6. Disregarded entity not owned by an individual

7. A valid trust, estate or pension trust

8. Corporation or LLC electing corporate status on Form 8832

9. Association, club, religious, charitable, educational, or other tax-exempt organization

10. Partnership or multi-member LLC

11. A broker or registered nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

The owner The legal entity[4] The corporation The organization The partnership The broker or nominee The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s Social Security Number must be furnished.

2.	Circle the minor’s name and furnish the minor’s Social Security Number.

3.	You must show your individual name, but you may also enter your business or “doing business as” name on the second name line. You may use either your Social Security Number or Employer Identification Number (if you have one). If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at ww.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

•	The United States or any of its agencies or instrumentalities,

•	A State, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities,

•	A foreign government or any of its political subdivisions, agencies or instrumentalities,

•	An international organization or any of its agencies or instrumentalities,

•	A corporation,

•	A foreign central bank of issue,

•	A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States,

•	A real estate investment trust,

•	An entity registered at all times during the tax year under the Investment Company Act of 1940,

•	A common trust fund operated by a bank under section 584(a), and

•	A financial institution.

If you are exempt, enter your name and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HAS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

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Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

•	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

•	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

•	Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.